EXHIBIT 2.1
NUMBER                                                                    SHARES
             INCORPORATED  (BY  CONTINUANCE)  UNDER  THE  BUSINESS
                     CORPORATIONS  ACT  (YUKON TERRITORY)

                              INSIDE HOLDINGS INC.

                                                               CUSIP 45769S 10 4

THIS CERTIFIES THAT


Is the registered holder of


     FULLY  PAID  AND  NON-ASSESSABLE  COMMON  SHARES  WITHOUT  PAR  VALUE

in the Capital of the above named Corporation subject to the Articles of Continuance and By-Laws of the Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar Of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures or its duly authorized officers at Vancouver, British Columbia.

                                 DATED


/s/  Leonard Peterson
President                             MONTREAL TRUST COMPANY OF CANADA VANCOUVER
                                      TRANSFER  AGENT  AND  REGISTRAR



                                                By            SPECIMEN
                                                  ------------------------------
                                                         Authorized Officer


/s/  Paul A. Visosky
Secretary


   The Shares represented by this certificate are transferable at the offices of Montreal Trust Company of Canada, Vancouver, B.C.


                                      -78-
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     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

                              -                 -
               ---  ---  ---     ---  ---  ---     ---  ---  ---

________________________________________________________________________________
                         (Name and address of transferee)

________________________________________________________________________________


________________________________________________________________________________



______________________________________________  shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints


________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.


DATED:



______________________________________    ______________________________________
      (Signature  of  Witness)                 (Signature  of  Shareholder)




NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

            Signature  Guaranteed  by:


                                      -79-
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